UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒                             Filed by a party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

CECO ENVIRONMENTAL CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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Important Notice of Availability of Proxy Materials for the Shareholder Meeting of

CECO ENVIRONMENTAL CORP.

To Be Held On:

May 16, 2017 at 9:00 a.m. CDT, 10:00 a.m. EDT

14651 N. Dallas Pkwy. Suite 118, Dallas, TX 75254

COMPANY NUMBER

ACCOUNT NUMBER

CONTROL NUMBER

This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials for this, or any future, meeting of stockholders you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before May 5, 2017.

Please visit www.cecoenviro.com/investors.aspx, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders

• Proxy Statement

• Form of Electronic Proxy Card

• Annual Report to Stockholders

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)

E-MAIL: info@astfinancial.com

WEBSITE: https://us.astfinancial.com/proxyservices/requestmaterials.asp

TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59, p.m. EDT, the day before the meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting. To obtain directions to the Annual Meeting please call (513)-458-2600.

TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll-free number to call.

MAIL: You may request a card by following the instructions above.

1. Election of Directors: NOMINEES:	2.	To ratify the appointment of BDO USA, LLP as the independent registered public accounting firm of the Company for fiscal year 2017.
Jason DeZwirek Dennis Sadlowski Eric M. Goldberg David B. Liner Claudio A. Mannarino Jonathan Pollack Seth Rudin Valerie Gentile Sachs Donald A. Wright	3.	To approve, on an advisory basis, the Company’s named executive officer compensation.
	4.	To approve the CECO Environmental Corp. 2017 Equity and Incentive Compensation Plan.
	5.	To transact such other business as may properly come before the meeting or any adjournments thereof.
	THIS BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, “FOR” PROPOSAL NO. 2. “FOR” PROPOSAL NO. 3 AND “FOR” PROPOSAL NO. 4.
Please note that you cannot use this notice to vote by mail.